EnerCom

The 2010 Oil & Gas Conference - Denver

Presented By Scott M. Boruff, CEO

Miller Energy Resources



Forward Looking Statement



Certain statements in this presentation and elsewhere by Miller Energy Resources are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements involve the implied assessment that the resources described can be profitably produced in the future, based on certain estimates and assumptions. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated by Miller Energy Resources and described in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, adverse general economic conditions, operating hazards, drilling risks, inherent uncertainties in interpreting engineering and geologic data, competition, reduced availability of drilling and other well services, fluctuations in oil and gas prices and prices for drilling and other well services, fluctuations in the US dollar and other currencies, the availability of sufficient capital to fund its anticipated growth, fluctuations in the prices of oil and gas, the competitive nature of its business environment, its dependence on a limited number of customers, its ability to comply with environmental regulations, changes in government regulations which could adversely impact its businesses well as other risks commonly associated with the exploration and development of oil and gas properties. Additional information on these and other factors, which could affect Miller's operations or financial results, are included in Miller Energy Resources' reports on file with United States Securities and Exchange Commission including its Annual Report on Form 10-K for the fiscal year ended April 30, 2010. Miller Energy Resources' actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in its periodic reports that are filed with the Securities and Exchange Commission and available on its Web site (www.sec.gov). All forward-looking statements attributable to Miller Energy Resources or to persons acting on its behalf are expressly qualified in their entirety by these factors. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We assume no obligation to update forward-looking statements should circumstances or management's estimates or opinions change unless otherwise required under securities law.

Company Overview

Proven Management	▪ Proven Record of Prudent Development and Acquisitions ▪ Acquisition Cost of $0.36/BOE on Proven Reserves vs. Historical U.S. Average $19.11/BOE ▪ Largest Lessee/Licensee of State of Alaska owned Oil & Gas Property ▪ Largest Owner/Operator of Oil & Natural Gas Wells in Tennessee
Strong Balance Sheet	▪ 10.4mm BOE of Proven Reserves and 38.7mm BOE of Proven and Probable Reserves ▪ P1+P2+P3 PV-10 (NYMEX) of $1.25 Billion ▪ 7/31/10 Market Cap of $167mm
Significant Infrastructure	▪ Over $100mm of Assets to Support Alaskan Production ▪ 600+ Wells in Tennessee with Full Infrastructure ▪ Miles of 3D and 2D Seismic Data with Drill Ready Locations ▪ In Place Alaska Facilities with 30,000 BOD Capacity
Favorable Exploration	▪ Significant Low Hanging Fruit (Low Risk/High Return) ▪ Tax Incentives in Alaska for up to 65% of Exploration Costs

Miller Energy Resources

Company Snapshot

Stock Ticker (NASDAQ Global)	MILL
Market Cap	$ 167 MM
Outstanding Shares	33.4 MM
Insider Ownership	29%
Proved Reserves (P1)	10.4 MMBOE
% of Proved Reserves / Oil	97%
% of Reserves & Production / Company Operated	95%
Acreage Position	660,183 ACRES
2D & 3D Seismic Data	HUNDREDS OF MILES

*Company Snapshot as of 7/31/10

Business Strategy

Acquire	▪ Evaluate Dozens of Assets Monthly ▪ Look for "Upside" Opportunities ▪ Focus on Cook Inlet, Alaska and Tennessee
Prove & Produce	▪ Initial Focus on Low Risk/High Return Opportunities ▪ Proven Formerly Producing to Producing ▪ Behind Pipe and Proven Target Formations
Enhance	▪ Minimize "Exploratory" Risk ▪ Acquire Adjacent Acreage on Favorable Terms ▪ Strategic Industry Partnerships

Company Overview – Locations


COOK INLET, ALASKA
THE SOUTHERN APPALACHIAN BASIN

Company Overview – Basins


ANCHORAGE
ConocoPhillips
Chevron
EXXON

Cook Inlet, Alaska


NGAS
Chesapeake
Atlas Energy
CNX GAS

The Southern Appalachian Basin

Reserves-Proved with Upside

Proved Reserves

10.4 MMBOE

NYMEX Strip: PV-10 $395.8MM

Total Reserves

49.1 MMBOE

NYMEX Strip: PV-10 $1,252.0MM


PUD
7.6 MMBOE
PV-10 $306.9MM
PDNP
0.8 MMBOE
PV-10 $34.3MM
PDP
2.0 MMBOE
PV-10 $54.7MM
PROBABLE (P2)
7.9 MMBOE
PV-10 $259.3MM
PROVED (P1)
10.4 MMBOE
PV-10 $395.8MM
POSSIBLE (P3)
30.8 MMBOE
PV-10 $596.9MM

Based on the NYMEX five year strip price as published on August 10, 2010 at INO.com

Stock Appreciation With Milestones



NASDAQ Listing
WMRU-6 @584 BOED
WMRU-5 @578 BOED
Alaska Oil 300+ BOED
Acquired Alaskan Oil and Gas Assets
Lease Sale to Atlas of $19MM
Bulletin Board
Paul Boyd Hired CFO
Acquired Ky-Tenn Oil
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
7/08
2009
7/09
2010
Pink Sheets
Acquired Kane Oil & Gas Leases
Acquired ETC
Bobby Gaylor Hired SVP - Investor Relations
Three New Independent Board Directors
Scott M. Boruff Hired CEO
David Hall Hired CEO-Alaska Operations

Production Growth

BARRELS OF OIL EQUIVALENT PER DAY (BOED)



1,400
1,200
1,000
800
600
400
200
0
New Miller
ETC/KTO
February 2010
March 2010
April 2010
May 2010
June 2010
July 2010

Map of Locations - Cook Inlet, Alaska



3-MILE CREEK
ANCHORAGE
WEST MCARTHUR RIVER UNIT
WEST FORLANDS GAS FIELD
OSPREY PLATFORM
KUSTATAN PRODUCTION FACILITY
EARTH IMAGE BY NASA

Alaska - West McArthur River Unit



- Three onsite wells producing over 1,000 BOED brought back into production in 2010.
- Originally developed for seven well sites.
- Has potential to target untapped gas sands, which overlay much of the surrounding structures.
- Includes living accommodations, kitchen & cafeteria.
- Has capacity to store 12,000 barrels of crude oil.

Alaska - Osprey Platform



- Modern state of the art facility.
- Located 3.5 miles South East of the Kustatan Production Facility.
- Located in only 60' of water.
- Originally designed for 21 wells producing 25,000 BOPD.
- Has additional room for 13 wells targeting areas to the north and south of the developed structure.
- Transfers crude oil via sub-sea 8" or 6" pipeline to Kustatan Production Facility.
- Includes living accommodations, kitchen, cafeteria, control room & helicopter pad.

Alaska - Kustatan Production Facility



- Processes crude oil and natural gas from Osprey Platform.
- Onsite natural gas well brought online in 2010 to power the facility.
- Produces sales quality oil per Cook Inlet Pipeline specs.
- Provides electrical power for Osprey Platform and WMRU.
- Seven buildings contain equipment for Pigging, crude heating, separation, water pumping, gas/oil handling, power generation and the control room. (The facility is currently inactive.)
- Tank farm contains 5 - 10,000 barrel tanks.

Alaska-Existing Platforms & Pipelines


GRANITE POINT
TRADING BAY
REDOUBT BAY
KENAI

Miller Energy Resources

Alaska - Lease & Prospect Base Map


SUSITNA
SUSITNA BASIN
N
Susitna Basin to Anchorage 55 miles
OTTER
N. IVAN/ N. ALEXANDER
OLSEN
CIGGS PIPELINE
TUTNA
ANCHORAGE
COOK INLET
TAZLINA
CHERRYVILLE
STINGRAY
WMRU
OSPREY
WMRU to Anchorage 64 miles
TESORO REFINERY

Leases
100% WI
76,548.5 Gross Acres

Exploration License
100% WI
471,474 Gross Acres

Leases
Partial acreage & less than 100% WI*
52,005.7 Gross Acres

Leases
CIAW 2010 Lease sale; MHT sale
17,920 Gross Acres **

Gas Pipelines

Oil Pipelines

**Includes Cosmopolitan, Falls Creek, PT. Thomson*

***Estimated acres*

Alaska Acquisition Highlights

Previously Producing Redevelopment	▪ At Acquisition Wells Previously Producing ~10,000 BOED at Peak Could Be Worked Over for Low Cost and With Lower Risk ▪ Three WMRU Work Over Wells Have Been Successfully Reworked
Low Risk Development	▪ Includes Multiple Behind Pipe and Proven Undeveloped Opportunities
Operating Expertise	▪ The Cook Inlet Management Team Operated These Assets for an Average of 15 Years
Tax Credits	▪ 40% of Drilling and Exploration Costs and 20% of Other Capital Costs are Refunded by the State of Alaska plus 25% of Net Losses
Significant Infrastructure	▪ In Place Owned Infrastructure to Support Multi Year Production Program
Large Land Position	▪ Located in One of the Largest Oil Fields in the U.S. ▪ ~ 600,000 Lease & Exploration Acres

Transaction Value of Alaska Acquisition



Net Asset Value
$1 Billion
$500 mm
$0
2007 Pacific Energy Purchase
•$100mm of Infrastructure
•~600,000 Lease & Exploration Acres
•10 Wells~5000 BOED
•Reserves
•Chevron Operated Properties
•Corsair Lease
•Cook Inlet Pipeline
•$500mm Debt
•Abandonment Liabilities
Miller Purchases Select Assets
Miller Leaves Behind Substantial Liabilities From Pacific Energy Alaskan Portfolio
2009 Miller Purchase
•$100mm of Infrastructure
•~600,000 Lease & Exploration Acres
•10 Wells~5000 BOED
•Reserves
•Osprey Abandonment Liabilities
Net Assets
Net Liabilities

Alaska Development Strategy

Phase I Increase WMRU Production Through Reworks	▪ Restore and Enhance Production from Wells 1A, 5 & 6. ▪ Reserves: 1.6MMBOE ▪ Production: ~1,100 BOED ▪ Capital Cost: $4.6MM ▪ Estimated Payout: 2.4 Months/Well Average ▪ Timetable: **Completed**
Phase II WMRU Development	▪ Repair WMRU-2A to Activate Water Flood Program, Recomplete WMRU-7A as Oil and Natural Gas Well ▪ Drill Sword-1, WMRU-8 & WMRU-9 ▪ Reserves: 2.7MMBOE ▪ Estimated Incremental Production: ~2,200+ BOED ▪ Capital Cost: $51.5MM ▪ Timetable: June 2010 to March 2011

Alaska Development Strategy

Phase	Details
Phase III Restore Osprey Platform Production	▪ Permanently Place Drilling Rig on Osprey Platform at a cost of ~$15.5MM ▪ Clean Out Injection Well RU-D1, Repair RU-1 & RU-7 (ESP) and Redrill RU-2, RU-3, RU-4 & RU-5 on Osprey Platform ▪ Reserves: 5.1MMBOE ▪ Estimated Incremental Production: ~2,100+ BOED ▪ Capital Cost: $19.5MM ▪ Timetable: May 2011 to December 2011
Phase IV Redoubt & Sabre Field Development	▪ Development Program for the Redoubt Unit Field and the Sabre Field ▪ Estimated Reserves(P1+P2+P3): 7.3MMBOE ▪ Estimated Incremental Production: ~4,000 risked BOED ▪ Capital Cost: $182MM ▪ Timetable: 2011-2013

Estimated Production (BOED)



REDOUBT
SABRE
WMRU
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
RU 8–10 ONLINE
REDRILLS ON RU 2A, 3A, 4B & 5B
RU 1 & 7 ESP SWAPS
SABRE 1 ONLINE
WMRU 7A GAS RECOMPLETION
SWORD 1 ONLINE
WMRU 5 & 6 REPAIRS
WMRU 9 ONLINE
WMRU 8 ONLINE

Miller Energy Resources

Alaska Expansion Opportunities

Item	Lease	Status	W.I.	Oil/Gas	Timetable	BCF	Cost(mm)
1	Susitna	Prospect	100%	G	2010/2013	235	45
2	Tutna	Prospect	100%	G	2011/2012	6	10
3	Tazlina	Lead	100%	G	2011/2012	TBD	10
4	North Ivan	Prospect	100%	G	2011/2012	80	10
5	Stingray	Lead	100%	G	2013	TBD	9
6	Cherryville	Lead	100%	G	2011-2012	TBD	9
7	North Alexander	Lead	100%	G	2011/2012	TBD	10
8	Olsen Creek	Prospect	100%	G	2010	103	10
9	WMRU	Prospect	100%	G	2011/2012	3	8
10	WF	Prospect	100%	G	2011/2013	12	10
11	Otter	Prospect	100%	G	2010	67	10
					Total:	**506**	**$141**

Summary

Proven Management	Strong Balance Sheet
Significant Infrastructure	Favorable Exploration

Contact Information



Robert L. Gaylor
SVP Investor Relations
Miller Energy Resources
3651 Baker Highway
P.O. Box 130
Huntsville, Tennessee 37756
Phone: 423-663-9457
Fax: 423-663-9461

bobby@millerenergyresources.com
www.millerenergyresources.com

NASDAQ: MILL

Miller Energy
RESOURCES

